Doral Financial Corporation Q3 2012 Investor Presentation November 9, 2012 Exhibit 99.2

Disclaimer

This presentation may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 (the
“PSLRA”).  These include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.
They often include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” We intend these forward-looking statements to be covered by the safe harbor provisions of the PSLRA.
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are, by their nature, subject to risks and uncertainties. They are not guarantees of future performance, and actual results may differ materially.
By their nature, these forward-looking statements involve numerous assumptions and uncertainties, both general and specific, including those discussed in Doral Financial Corporation’s 2011 Annual Report on Form 10-K and other filings we make with the
Securities and Exchange Commission. Risk factors and uncertainties that could cause the Company's actual results to differ materially from those described in forward-looking statements can be found in the Company's 2011 Annual Report on Form 10-K, which is available in the Company's website at
www.doralfinancial.com,
as they may be updated from time to time in the
Company’s periodic and other reports filed with the Securities and Exchange Commission.
The statements in this presentation speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, other than as required by law, including requirements of applicable securities laws..

Q3 Highlights

H
21% quarter over quarter growth in Puerto Rico mortgage originations
o
94% of originations are sold to the secondary market
Asset substitution continues to drive strong US growth
o
$12.4 MM of pre-tax income in Q3
o
Net Income $(32.5) mm
o
Pre-Tax, Pre-Provision Income $2.4mm
o
Provisions $34.4 mm
o
Net Interest Margin 291Bps
o
Book Value per Share $3.57
o
Tier-1 Leverage Ratio 9.32%
Higher credit costs and provisions overshadowed revenue gains in the quarter.

Doral Financial Corporation Profile

Company Overview
Capital Ratios continue to exceed required levels:
o
Tier-1 Leverage Ratio:  9.3%
o
Total Risk-Based Capital Ratio:  13.3%
Book Value of $3.57 per share
o
A valuation allowance against Doral’s remaining deferred tax asset represents an additional $2.61 per share ($335.7MM)
Business Segment Highlights:
1. PR Residential: A leading mortgage originator and servicer.
o
$254MM of mortgage origination, an increase of  21% versus
last quarter.  Highest quarterly volume in the past 5-years.
2. PR Commercial: A shrinking $837MM portfolio.
o
41% modified coverage ratio against NPLs
3. US: A growing 2.5% ROAA business.
o
Net Interest Margin of 416 bps
o
Deposits grew $136 MM to $719 MM
o
NPAs currently at 26 bps
Loan Portfolio Composition ($6.2B)
Loan Portfolio by Geography $ mm
Loan Category PR USA Total
Residential $3,602 $12 $3,614
CRE 542 586 1,128
C&I 146 1,431 1,577
Construction &
Development
149 116 265
Consumer / Other 27 - 27
Total $4,466 $2,145 $6,611
PR Residential
(55%)
US
(33%)
PR Commercial
(12%)

Q3 Results
Pro forma Income ($MM)
1
3Q ‘12
Net Interest Income $55.6
Non Interest Income 20.6
Non-Credit, Non Interest Expense 58.2
Pre-Tax, Pre-Credit Income 18.0
Credit Expenses 50.0
Non-Interest Expense 15.6
Provision 34.4
Pre-Tax Income $(32.0)
Tax 0.5
Reported Net Income $(32.5)
$32.5MM Net Loss impacted by $50MM of credit
expenses
o
$22MM of provision on TDR residential mortgages
Net Revenue grew by $1.5MM over Q2 driven by
increased yield from asset substitution and lower
deposit costs.
o
Maintained 291 bps Net Interest Margin
o
Total revenue grew to $76.2MM
o
Mortgage loan originations totaled $254MM a 21%
increase over Q2
Non-credit, non-interest expenses include $5MM of
elevated compliance costs.
$50MM of credit expenses include provisions, OREO
and foreclosure expenses.
Credit costs on residential mortgages offset improvements in revenues

1
Non-GAAP presentation of financial results
Credit Costs ($ MM)
Provision $34.4
OREO 7.3
Foreclosure & Legal 5.2
Appraisal, Inspections  & Other Loan Costs 3.1
Total $50.0

Provisions & Credit Ratios

Coverage and Modified Coverage Ratios:
$ MM Loan Balance Coverage Ratio
1,2
NPL
1
Modified Coverage Ratio
1,3
Residential  Mortgage $3,614 3.2% $453 40.1%
Consumer 27 11.4% - 825.6%
CRE $1,128 1.9% 191 28.8%
C&I $1,577 0.7% 2 576.0%
C&D 265 3.3% 107 52.0%
Total $6,611 2.3% $753 39.9%
1 Excludes Loans Held for Sale & FHA / VA Loans
2 Coverage Ratio:   Reserves / Loan Receivable Balance
3 Modified Coverage Ratio : (Reserves + Partial Charge-offs) / (NPLs + Partial Charge-offs)
Increased provision providing strong coverage and modified coverage ratios for the portfolio.
Credit Provision Distribution by Portfolio ($ MM)
Portfolio New Volume Valuation Delinquency Additional Reserve Total
Residential Mortgage - $12.0 $9.8 $7.0 $28.8
Consumer - - 0.4 - $0.4
PR Commercial - (0.9) 4.1 - $3.2
US $2.0 - - - $2.0
Total $2.0 $11.1 $14.3 $7.0 $34.4

PR Residential Mortgage Credit Provisions

Puerto Rico Mortgage Portfolio Distribution
($ MM) Performing Non-Performing Total
Core
1
$2,396 $142 $2,538
TDR
1
$362 $267 $629
Total $2,758 $409 $3,167
Mortgage Provision Distribution
($ MM) Valuation Delinquency
Additional
Reserve
Total
Core $5.6 $1.2 - $6.8
TDR $6.4 $8.6 $7.0 $22.0
Total $12.0 $9.8 $7.0 $28.8
Valuation: $12.0MM
1,181 appraisals processed for $141MM
91% of residential NPLs have received an updated
valuation in the past year.
81% of appraisals received in Q3 updated collateral
values that were greater than 1-year.
Delinquency: $9.8MM
$8.1MM  provision driven by performance of $374MM  of
Troubled Debt Restructure (TDR) loans that have reached
the payment reset.
$162MM of TDR loans have not yet reached the payment
reset.
Additional Reserve: $7.0MM
$7.0MM additional reserve to address potential future
defaults on $96MM of reset TDR loans that have not yet
reached 6-months post-reset.
Residential mortgage provision driven by appraisals and TDR loan performance.
1 Excludes FHA/VA guaranteed loans and loans held for sale

US Growth Platform
Income ($MM) 3Q ’12
Net Interest Income $21.8
Non Interest Income 1.5
Non Interest Expense 8.9
Provision 2.0
Pre-Tax Income $12.4
ROAA 2.4%
Net Interest Margin (bps) 416
NPA % 0.26%
Efficiency Ratio 38%
Doral operates a growing, high margin, low delinquency commercial platform in the US
Doral re-established its US operations in 2008
Since the merger of the US entity into Doral Bank in Q4 2011,
Doral’s US business has generated $43.8 MM  in pre-tax income
During the past year Doral:
o
Grew loans from $1.4B to $2.1B
o
Grew deposits from $196MM to $719MM
o
Increased quarterly Net Interest Income by $8MM to $22MM
o
Maintained NPAs at $6MM (26 bps)
Loans now yield over 5.25%
Building scale by adding assets and profitability while lowering the
US division’s efficiency ratio to below  40%
Doral Levered Asset Management (DLAM) has entered into a
partnership agreement to create a new Asset Management
company – Redan Park Asset Management:
o
Redan Park to act as sub-adviser on over $1B of existing DLAM loans
o
DLAM retains all of its existing loans
o
New partnership creates a growing asset management company  that provides future earnings without significant investment by Doral

Executive Summary
TDR residential mortgages drove credit cost volatility
Solid growth in affordable residential mortgage originations
Asset Substitution strategy continues to grow earnings power
Tier-1 Capital exceeds leverage ratio requirements by over $100MM
Additional upside in Book Value per Share through potential future recognition of Deferred Tax Asset

Investor Relations Contact and Conference Replay Details

Investor Relations:
Christopher Poulton
212 / 329-3794
christopher.poulton@doralfinancial.com
Conference Call:
10.00 AM EDT  November 10, 2012
(800)-230-1093 or (612) 288-0340
Conference Call Replay:
November 9, 2012 – December 9, 2012
(800) 475-6701 or (320) 365-3844
Replay Code:  270528

Exhibit A Summary Financials

Summary Financials

($ mm) 30-Sep-12 30-Jun-12 31-Mar-12 31- Dec – 11 30-Sep-11
Income Statement
Net Interest Income 55.6 54.1 52.1 49.4 $48.2
Provision for Credit Losses 34.4 5.2 115.2 9.9 41.7
NII After Provisions 21.2 48.9 (63.1) 39.4 6.5
Non-Interest Income 20.6 21.3 16.6 25.3 29.6
Non-Interest Expense 73.8 71.0 63.5 61.7 64.0
Pre-Tax Income (32.0) (0.8) (110.0) 3.1 (27.8)
Taxes 0.5 0.8 (112.6) (8.6) 2.3
Net Income (32.5) (1.6) 2.6 11.7 (30.2)
Pre-Tax Pre-Provision Income 2.4 4.4 5.2 13.0 13.9
Balance Sheet
Total Gross Loans (incl. HFS) $6,611 $6,487 $6,355 $6,241 $6,111
Loan Loss Reserves 146 153 167 103 118
Total Deposits 4,614 4,538 4,560 4,395 4,349
Total Assets 8,371 8,345 8,093 7,975 8,014
Profitability Metrics
Net Interest Margin 2.91% 2.91% 2.85% 2.67% 2.60%
Capital & Credit Ratios
NPL / Loans 1 11.5% 11.4% 12.1% 9.8% 9.8%
Leverage Ratio 9.32% 9.92% 10.19% 9.13% 8.98%
1 Excludes Residential loans guaranteed by FHA / VA; NPL definition adjusted in Q1 2012